                                                                 Exhibit 10(rrr)

                                                                [EXECUTION COPY]

                 AMENDMENT NO. 1 TO LEASE INTENDED AS SECURITY
                 ---------------------------------------------


     THIS AMENDMENT NO. 1 TO LEASE INTENDED AS SECURITY (this "Amendment No.
                                                               -------------
1"), dated as of January 28, 1999 is made by and among CIRCUS CIRCUS LEASING, INC., a Nevada corporation, as Lessee; CIRCUS CIRCUS ENTERPRISES, INC., a Nevada corporation, as Guarantor; FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Trustee; the Persons identified in the Lease described below as Certificate Purchasers; SOCIETE GENERALE FINANCIAL CORPORATION, as Documentation Agent; PNC LEASING CORP., as Syndication Agent; THE BANK OF NOVA SCOTIA, as Managing Agent; and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, not in its individual capacity, but solely as Administrative Agent and Lead Arranger.


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, Lessee, Guarantor, Trustee, the Certificate Purchasers, the Lead Arranger and the Agents are parties to a Lease Intended as Security, dated as of October 30, 1998 (as amended or otherwise modified to the date hereof, the

"Lease");
------

     WHEREAS, Lessee has requested, among other things, (i) that the Trustee purchase Equipment from time to time for the sole purpose of leasing such Equipment to Lessee and, in connection therewith, to advance funds from time to time as initial vendor deposits and vendor progress payments to the Vendors of such Equipment or, as applicable, advance funds from time to time to Lessee to reimburse Lessee for payments made by Lessee to any such Vendors for such deposits and/or progress payments and (ii) amendments to certain provisions of the Lease to facilitate the advances described in clause (i) above; and
                                                  ----------

     WHEREAS, the Certificate Purchasers are willing, on the terms and subject to the conditions hereinafter set forth, to so amend the Lease and to permit Trustee to make such requested advances (and, in connection therewith, to provide Trustee the funds necessary to make such advances), but only upon the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the amendments and other agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Capitalized terms used herein but not otherwise defined shall have the meanings specified for such terms in the Lease (as amended hereby).


                                   ARTICLE II

                              AMENDMENTS TO LEASE

     Effective on (and subject to the occurrence of) the "Amendment No. 1 Effective Date" (as defined below), the Lease is amended in accordance with this

Article II.  Except to the extent amended by this Amendment No. 1, the Lease is
----------
and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     2.1  Section 1.1.  Section 1.1 of the Lease is amended as follows:
          -----------

          (a) The following definitions contained in Section 1.1 of the Lease are amended and restated to read as follows:

          "Affected Equipment Value Fraction" means, with respect to any item of
           ---------------------------------
     Equipment then subject to this Lease, a fraction determined as of any Payment Date the numerator of which is the Purchase Price for such item and the denominator of which is the aggregate Purchase Price of all Equipment then subject to this Lease, including such item. Outstanding Progress Payment Advances with respect to any Equipment that is not then subject to this Lease shall be excluded from the foregoing calculations.

          "Casualty Amount" means, with respect to any item of Equipment or
           ---------------
     System, as the case may be, as of any date specified for payment thereof, the sum of (a) a portion of the Lease Balance equal to (i), in the case of
         --- --
     any item of Equipment or System then accepted by Lessee and covered by a Lease Supplement, the product obtained by multiplying that portion of the outstanding Lease Balance relating to Equipment then accepted by Lessee for lease hereunder by the Affected Equipment Value Fraction of such item or System, as applicable, or (ii), in the case of any item of Equipment or System that constitutes Progress Payment Equipment, the then aggregate amount of unpaid Progress Payment Advances made by Trustee with respect to such item of Equipment or System, as the case may be, plus (b) all accrued
                                                           ----
     and unpaid Accrual Rent accrued on such portion of the Lease Balance to the date of payment, plus (c) all Supplemental Rent (if any) then due and
                      ----
     owing.

          "Delivery Date" means each of the actual dates on or prior to the last
           -------------
     day of the Commitment Period on which the applicable transactions contemplated in Article II are completed.
                     ----------

          "Equipment" means, individually, each item of equipment set forth in a
           ---------
     Delivery Date Notice (and as generally described on Schedule III of this
                                                         ------------
     Lease), including equipment that is acquired and accepted by Lessee as of the applicable Delivery Date as well as equipment with respect to which Trustee is requested to make one or more Progress Payment Advances as of the applicable Delivery Date, including items collectively identified as a System, and, collectively, each of the foregoing, together with any substitutions therefor, replacements thereof, and additions thereto from time to time pursuant to the Operative Documents.

          "Eurodollar Base Rate" means, relative to any Rent Period with respect
           --------------------
     to the Lease Balance and each Supplement Balance and outstanding Progress Payment Advance, the average of the interest rates per annum (rounded upward, if necessary, to the next 1/16 of 1%) at which deposits in Dollars are offered by the Eurodollar Reference Banks to prime banks in the Designated Eurodollar Market at or about 11:00 a.m. local time in the Designated Eurodollar Market, two (2) Business Days before the first day of the applicable Rent Period in an aggregate amount approximately equal to the amount of the Lease Balance or the applicable Supplement Balance or outstanding Progress Payment Advance and for a period of time comparable to the number of days in the applicable Rent Period. The determination of the Eurodollar Base Rate by Trustee shall be conclusive in the absence of manifest error.

          "Eurodollar Rate" means, relative to any Rent Period with respect to
           ---------------
     the Lease Balance and each Supplement Balance and outstanding Progress Payment Advance, an interest rate per annum (rounded upward, if necessary, to the nearest 1/16 of one percent) determined pursuant to the following formula:

                    Eurodollar             Eurodollar Base Rate
                                        --------------------------
                         Rate      /=/   1.00 - Eurodollar Reserve
                                                 Percentage

     The Eurodollar Rate shall be determined as of 11:00 a.m. local time in the Designated Eurodollar Market two (2) Business Days prior to the beginning of each Rent Period for delivery on the first day of such Rent Period, and in an amount approximately equal to the amount of the Lease Balance or the applicable Supplement Balance or outstanding Progress Payment Advance and for a period approximately equal to such Rent Period.

          "Eurodollar Reserve Percentage" means, relative to any Rent Period
           -----------------------------
     with respect to the Lease Balance and each Supplement Balance and outstanding Progress Payment Advance, the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect on the date the Eurodollar Base Rate for the Lease Balance or the applicable Supplement Balance or outstanding Progress Payment Advance is determined (whether or not applicable to any Certificate Purchaser) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") having a term comparable to the applicable Rent Period. The determination by Trustee of any applicable Eurodollar Reserve Percentage shall be conclusive in the absence of manifest error.

          "Interest Differential" means, with respect to any prepayment of all
           ---------------------
     or any portion of the Lease Balance or any Supplement Balance or outstanding Progress Payment Advance on a day prior to the last day of the applicable Rent Period pertaining thereto, (a) the per annum interest rate then applicable to payments of Rent with respect to the Lease Balance or such Supplement Balance or Progress Payment Advance (or portion thereof, as the case may be) minus (b) the Eurodollar Rate on, or as near as
                      -----
     practicable to the date of the prepayment for an amount equal to the amount so prepaid commencing on such date and ending on the last day of the applicable Rent Period for the amount so prepaid.

          "Interim Period" means (i) as to each Lease Supplement the period
           --------------
     commencing on (and including) the Delivery Date set forth in Schedule I to such Lease Supplement and ending on (but excluding) June 30, 1999, (ii) as to each Progress Payment Advance the period commencing on (and including) the Delivery Date on which such Progress Payment Advance is made and ending on (but excluding) June 30, 1999, and (iii) for this Lease means the period commencing on (and including) the initial Delivery Date and ending on (but excluding) June 30, 1999.

          "Interim Rent" means, with respect to each Rent Period during the
           ------------
     Interim Period, (a) for each Lease Supplement, an amount equal to Accrual Rent allocable to the Supplement Balance of such Lease Supplement during such period, (b) for each Progress Payment Advance, an amount equal to Accrual Rent allocable to such Progress Payment Advance during such period, and (c) for this Lease, the sum of the amounts described in (i) the
                                 --- --
     foregoing clause (a) for all Lease Supplements subject to this Lease and
               ----------
     (ii) the foregoing clause (b) for all Progress Payment Advances made
                        ----------
     hereunder. Interim Rent shall be due and payable on the last day of each Rent Period during the Interim Period.

          "Lease Balance" means, as of any date of determination, the sum of (a)
           -------------                                              --- --
     the aggregate Supplement Balances of all Lease Supplements then subject to this Lease and (b) the aggregate outstanding principal balance of all Progress Payment Advances made hereunder plus costs, charges or other
                                              ----
     obligations incurred by Trustee or the Certificate Purchasers in connection with any such Progress Payment Advances.

          "System" means any "system" or group of items of Equipment classified
           ------
     as a System on Schedule I to a Lease Supplement or, in the case of equipment subject to a Progress Payment Advance, as shown on any schedule or annex to the applicable Delivery Date Notice.

          (b) Section 1.1 of the Lease is further amended by inserting the following definitions of "Progress Payment Advance" and "Progress Payment Equipment" in their appropriate alphabetical place:

          "Progress Payment Advance" means an advance of funds for the purchase
           ------------------------
     of an item of Equipment or a System, as the case may be, before such Equipment or System is finally accepted by Lessee for lease hereunder, but with respect to which Lessee fully expects to accept for lease hereunder at a future date. Progress Payment Advances may consist of vendor deposits and/or vendor progress payments made directly to the applicable vendor or as reimbursement to Lessee for same.

          "Progress Payment Equipment" is defined in Section 2.2(a).
           --------------------------                --------------

     2.2  Section 2.2.   Section 2.2 of the Lease is amended as follows:
          -----------

          (a) The heading for Section 2.2 of the Lease is amended and restated to read as follows:

     Fundings; Payment of Purchase Price/Progress Payment Advances; Failure of a
     ---------------------------------------------------------------------------
     Certificate Purchaser to Fund.
     -----------------------------

          (b) Subsection 2.2(a) is amended and restated to read as follows:

          (a) Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties contained herein or made pursuant hereto, during the Commitment Period upon receipt of each Delivery Date Notice, each Certificate Purchaser shall transfer to Trustee (each such transfer being referred to herein as a "Funding") on the date
                                                  -------
     specified in such Delivery Date Notice, an amount equal to the sum of (1)
                                                                    --- --
     the product of (x) the aggregate Purchase Price of any Equipment specified in such Delivery Date Notice to be acquired by Trustee and accepted by Lessee for lease hereunder multiplied by (y) such Certificate Purchaser's
                                ---------- --
     Commitment Percentage, plus (2) the product of (x) the aggregate Progress
                            ----
     Payment Advance specified in such Delivery Date Notice with respect to Equipment to be acquired by Trustee and leased by Lessee at a later date (such Equipment being referred to herein as "Progress Payment Equipment"),
                                                  --------------------------
     multiplied by (y) such Certificate Purchaser's Commitment Percentage.  In
     ---------- --
     no event shall (i) any Certificate Purchaser be required to provide funds under this Lease in an aggregate amount exceeding such Certificate Purchaser's Commitment, (ii) the aggregate amount advanced by the Certificate Purchasers exceed the Aggregate Commitment Amount, (iii) Lessee request (whether by delivery of Delivery Date Notices or otherwise) more than one Delivery Date for Equipment in any calendar month, or (iv) Lessee request any Progress Payment Advance with respect to any Equipment if (A), after giving effect to such Progress Payment Advance and all other Fundings made on or prior to the Delivery Date on which such Progress Payment Advance is to be made, the unused amount of the Commitments would be insufficient to fund the entire estimated amount remaining to be paid to acquire the Equipment with respect to which such Progress Payment Advance (or any portion thereof) is to be made or (B) the Appraised Value of any such Equipment is less than the aggregate estimated purchase price (including any Progress Payment Advances theretofore made with respect thereto) for such Equipment.

          (c) Subsection 2.2(c)(iv) is amended and restated to read as follows:

          (iv) If and to the extent that the Defaulted Amount is not funded by the Non-Defaulting Certificate Purchasers, Trustee may reduce the Purchase Price and/or the Progress Payment Advance set forth in the Delivery Date Notice (in such amount(s) as Trustee may determine) so that the total Funding specified in the Delivery Date Notice as so restated equals the aggregate revised fundings to be made by the Non-Defaulting Certificate Purchasers on the applicable Delivery Date; and

     2.3  Section 2.3.   Section 2.3 of the Lease is amended and restated to
          -----------
read as follows:

          2.3  Application of Funds; Sale and Lease of Equipment; Progress
               -----------------------------------------------------------
     Payment Advances.
     ----------------

          (a) On each Delivery Date with respect to which Trustee is to acquire legal title to any Equipment and Lessee is to accept such Equipment for lease hereunder, upon (i) receipt by Trustee of all applicable amounts to be paid by the Certificate Purchasers pursuant to Section 2.2, and (ii)
                                                       -----------
     satisfaction or waiver of each of the conditions set forth in Article III,
                                                                   -----------
     (A) Trustee shall acquire legal title to, for the benefit of the Certificate Purchasers, the Equipment to be leased by Lessee on such Delivery Date, as specified in the relevant Delivery Date Notice delivered pursuant to Section 3.1, (B) in consideration therefor, Trustee, on behalf
                 -----------
     of the Certificate Purchasers, shall pay, from the funds made available by the Certificate Purchasers pursuant to Section 2.2, an amount equal to the
                                            -----------
     aggregate Purchase Price of the Equipment being so sold and purchased, in each case, in immediately available funds remitted by wire transfer to the account specified by Lessee in the Delivery Date Notice to Lessee or directly to Vendors, as applicable, and (C) Trustee, on behalf of the Certificate Purchasers, shall lease to Lessee the Equipment so transferred to Trustee and Lessee shall accept delivery of and lease from Trustee such Equipment pursuant to this Lease. Delivery of the Equipment to be purchased by Trustee on behalf of the Certificate Purchasers on such Delivery Date shall be effected by the delivery by Lessee or the Vendor, as applicable, of one or more Bills of Sale or Purchase Order Assignments, as applicable, specifically identifying the Equipment delivered on such Delivery Date. Each Certificate Purchaser shall hold an undivided interest in each item of Equipment equal to such Certificate Purchaser's Commitment Percentage.

          (b) On each Delivery Date with respect to which Lessee requests that a Progress Payment Advance be made with respect to Progress Payment Equipment, upon (i) receipt by Trustee of all applicable amounts to be paid by the Certificate Purchasers pursuant to Section 2.2, (ii) satisfaction or
                                               -----------
     waiver of each of the conditions set forth in Article III (other than
                                                   -----------
     Sections 3.2, 3.3 and 3.8 which shall not apply), and (iii) execution and
     ------------  ---     ---
     delivery by Lessee to Trustee of a Purchase Order Assignment transferring to Trustee, on behalf of the Certificate Purchasers, all of Lessee's right, title and interest in and to any and all Purchase Contracts and/or purchase orders (and the Progress Payment Equipment covered thereby) to the extent relating to the Progress Payment Equipment, Trustee, on behalf of the Certificate Purchasers, shall pay, from the funds made available by the Certificate Purchasers pursuant to Section 2.2, an amount equal to the
                                        -----------
     requested Progress Payment Advance, in each case,
     in immediately available funds remitted by wire transfer to the account specified by Lessee in the Delivery Date Notice to Lessee or directly to Vendors, as applicable. Each Certificate Purchaser shall hold an undivided interest in such Purchase Contracts, purchase orders and Progress Payment Equipment equal to such Certificate Purchaser's Commitment Percentage. If Lessee fails to accept (and deliver and execute a Lease Supplement with respect to) any item of Progress Payment Equipment for which a Progress Payment Advance has been made under this Section 2.3(b) on or before the
                                              --------------
     last day of the Commitment Period, Lessee shall on demand of Trustee purchase such item of Progress Payment Equipment from Trustee for the aggregate amount so advanced by Trustee, on behalf of the Certificate Purchasers, and any other costs or obligations incurred by Trustee or any Certificate Purchaser in connection therewith plus all accrued and unpaid
                                                   ----
     Interim Rent with respect to such item of Equipment. Payments by Lessee provided for in this Section 2.3(b) and in Section 4.3 shall be due and
                          --------------        -----------
     payable as provided herein and therein, notwithstanding any claim by Lessee that: (A) any Progress Payment Equipment is defective or unsatisfactory in any respect or fails to conform to any specification, representation or warranty by the Vendor; (B) any Progress Payment Equipment has not been delivered to Lessee; (C) any Progress Payment Equipment fails to conform to any regulation, rule or law imposed by any government or regulatory authority; or (D) any applicable Vendor has failed to fulfill any of the duties and obligations to Lessee, whether or not in connection with any Progress Payment Equipment. Lessee, Trustee and the Certificate Purchasers intend that, irrespective of any controversy between Lessee and any common carrier or Vendor, Lessee shall pay all amounts due under this Section
                                                                    -------
     2.3(b) and Section 4.3 and shall hold Trustee, the Certificate Purchasers
     ------     -----------
     and the Agents harmless from any loss or damage resulting therefrom.

     2.4  Section 2.4.   Section 2.4 of the Lease is amended and restated to
          -----------
read as follows:

          2.4  Time and Place of Delivery Dates.  Each delivery of the Equipment
               --------------------------------
     and each Progress Payment Advance shall take place on the Delivery Date set forth in the applicable Delivery Date Notice, subject to the following:

               (a) each Funding shall occur on the last Business Day of a calendar month on or after the date hereof and not later than the last day of the Commitment Period, it being understood that there may be a Funding without the consummation of a Delivery Date if Lessee has postponed such Delivery Date pursuant to Section 2.5, so long as such Delivery Date occurs
                               -----------
     not later than the last day of the Commitment Period;

               (b) each Delivery Date shall occur on the last Business Day of a calendar month (unless postponed in accordance with Section 2.5) on or
                                                         -----------
     after the date hereof and not later than the last day of the Commitment Period; and

               (c) in no event shall the aggregate amount advance by the Certificate Purchasers exceed the Aggregate Commitment Amount, nor shall the aggregate amount advance by any Certificate Purchaser exceed such Certificate Purchaser's Commitment.

     Notwithstanding the foregoing, Lessee may at any time and from time to time on or before the last day of the Commitment Period, without the necessity of a Funding if all other applicable conditions hereunder are satisfied, accept for lease hereunder (and execute and deliver to Trustee a fully completed Lease Supplement covering) Progress Payment Equipment.

     2.5  Preamble to Article III.  The preamble to Article III of the Lease is
          -----------------------
amended and restated to read as follows:

          The obligation of each Certificate Purchaser to make any Funding hereunder, of Trustee, on behalf of the Certificate Purchasers, to acquire title to and lease the Equipment to, Lessee, and of Trustee, on behalf of the Certificate Purchasers, to make any Progress Payment Advance, and to cause Lessee to cause the transfer of title to any applicable Equipment to, and lease such Equipment from, Trustee, on behalf of the Certificate Purchasers, on each Delivery Date, shall be subject to the fulfillment to the satisfaction of (including, with respect to writings that do not conform to any applicable Exhibit hereto, such writings being in form and substance reasonably satisfactory to Trustee, Administrative Agent and each Certificate Purchaser, and, to the extent provided below, Lessee), or the waiver in writing by, Trustee, Administrative Agent and each Certificate Purchaser and Lessee, of the conditions precedent applicable to such party (provided that no action required to be taken by any such party or any of
      --------
     its Affiliates shall be a condition precedent to such party's obligations) set forth in this Article III on or prior to each Delivery Date (except
                       -----------                                    ------
     that the obligation of any party hereto shall not be subject to the performance or compliance of such party or any of such party's affiliates).

     2.6  Section 3.1.   Clauses (ii) and (iii) of Section 3.1 of the Lease are
          -----------
amended and restated to read as follows:

     (ii) a description (including model, make and serial number, if available) of each item of Equipment (A) to be transferred to Trustee, on behalf of the Certificate Purchasers, and leased to Lessee on such Delivery Date and/or (B) with respect to which any requested Progress Payment Advance relates (and whether such Progress Payment Advance constitutes a direct vendor deposit or vendor progress payment (or a reimbursement to Lessee thereof, in which case the Administrative Agent and Trustee shall have received appropriate documentary evidence of Lessee's prior payment of any such deposit or payment)), (iii) the respective Purchase Prices of any Equipment to be acquired by Trustee, on behalf of the Certificate Purchasers, on such Delivery Date and/or, if applicable, the aggregate amount of Progress Payment Advances to be made on such date (together with
                                                                  --------
     a specification of the anticipated aggregate amount remaining to be paid with respect to the Progress Payment Equipment covered by such Progress Payment Advances in order to place such Progress Payment Equipment on lease hereunder) which, for each Delivery Date other than the final Delivery
                                              ----- ----
     Date, shall be in an aggregate amount of not less than $10,000,000,

     2.7  Section 3.4.   The phrase "covering all Equipment to be transferred to
          -----------
Trustee, on behalf of the Certificate Purchasers, and leased to Lessee on such Delivery Date," on the fourth and fifth lines of Section 3.4 of the Lease is amended and restated in its entirety to read as follows:

     "covering all Equipment to be transferred to Trustee, on behalf of the Certificate Purchasers, or to which any Progress Payment Advance pertains, as the case may be, which Equipment is to be leased to Lessee on such Delivery Date or with respect to which any Progress Payment Advance is to be made on such Delivery Date, as the case may be,"

     2.8  Section 3.6.  Section 3.6 of the Lease is amended and restated to read
          -----------
as follows:

          3.6  No Casualty.  No casualty shall have occurred with respect to any
               -----------
     item of Equipment (a) being delivered on such Delivery Date or (b) with respect to which a Progress Payment Advance is being made on such Delivery Date, as the case may be.

     2.9  Section 3.12.  Section 3.12 of the Lease is amended by adding the
          ------------
following subparagraph at the end thereof:

     With respect to any Delivery Date for Progress Payment Equipment, the foregoing appraisal requirements shall apply with respect to such Progress Payment Equipment except that in connection therewith the applicable
                       ------
     parties shall assume, for these purposes, that such Progress Payment Equipment would be paid for in full as of such Delivery Date and placed on lease hereunder as of such date.

     2.10  Section 4.3.   The first sentence of Section 4.3 of the Lease is
           -----------
amended and restated to read as follows:

     On each Payment Date during the Interim Period and on the last day of the Interim Period, Lessee shall pay to Trustee, for the benefit of the Certificate Purchasers, an amount equal to the aggregate amount of Interim Rent accrued during the Rent Period then ended with respect to (a) all Equipment subject to each Lease Supplement and (b) all then outstanding Progress Payment Advances. In addition to the foregoing, if Lessee shall have failed to accept any Progress Payment Equipment on or before the last day of the Commitment Period, Lessee shall, on demand of Trustee, at the direction of the Certificate Purchasers, purchase each such item of Progress Payment Equipment from Trustee for the aggregate amount so advanced by Trustee, on behalf of the Certificate Purchasers, and any other costs or obligations incurred by Trustee or any Certificate Purchaser, in connection therewith.

     2.11  Section 6.1.  The proviso set forth in the first paragraph of Section
           -----------
6.1 of the Lease is amended and restated to read as follows:

     provided, that (i) upon the occurrence and during the continuance of a
     --------
     Default or Event of Default, or (ii) with respect to any Progress Payment Equipment suffering a Casualty, Lessee shall be obligated, at the option of the Required Certificate Purchasers, to make the payments referred to in clause (a) above and shall not be entitled to exercise any
                   ----------
     right of replacement pursuant to clause (b).
                                      ----------

     2.12  Section 7.7(d).  The words "or if funding of a requested Progress
           --------------
Payment Advance" is inserted between the words "Equipment" and "is" on the fourth line of Section 7.7(d) of the Lease.

     2.13  Section 9.1.  The last sentence of Section 9.1 of the Lease is
           -----------
 amended and restated to read as follows:

     Such fee shall be due and payable (i) on the last Business Day of the third calendar month following the Closing Date and each consecutive three-month period thereafter during the Commitment Period, with each such period ending on the last Business Day of the applicable calendar month, and (ii) on the last day of the Commitment Period.

     2.14  Section 12.1(j).  Section 12.1(j) of the Lease is amended and
           ---------------
restated to read as follows:

          (j) No Default: Casualty.  No event has occurred and is continuing
              --------------------
     that is a Default or Event of Default and no Casualty has occurred with respect to any item of Equipment to be delivered on each Delivery Date or item of Equipment to which any Progress Payment Advance pertains.

     2.15  Section 12.1(s).  Section 12.1(s) is amended and restated to read as
           ---------------
follows:

          (s) Equipment.  The Purchase Price for each item of Equipment does not
              ---------
     exceed the Appraised Value of such item of Equipment at the time of the sale to Trustee, for the benefit of the Certificate Purchasers, hereunder and the aggregate Purchase Price for all of the Equipment does not exceed the Appraised Value of all of the Equipment at the time of the sale to Trustee, for the benefit of the Certificate Purchasers, hereunder. Similarly, in connection with any Equipment for which Lessee requests one or more Progress Payment Advances, after giving effect to all expected Progress Payment Advances for such Equipment, the aggregate amount of such Progress Payment Advances with respect to such Equipment shall not exceed the Appraised Value of such Equipment. Lessee has delivered (or will, or on prior to each applicable Delivery Date, deliver) true, correct and complete copies of invoices evidencing payment in full by Lessee to the Vendors of the Equipment transferred by Lessee which is to be accepted by Lessee as of such Delivery Date. Similarly, Lessee has delivered (or will, on or prior to each applicable Delivery Date, deliver) true, correct and complete copies of invoices or other appropriate documentation evidencing payment by Lessee to the Vendors for the amount of Progress Payment Advance for which Lessee requests reimbursement as of such Delivery Date.

     2.16  Section 12.2(c). Section 12.2(c) of the Lease is amended and
           ---------------
restated to read as follows:

          (c) Lessor Liens. The Equipment being delivered on such Delivery Date
              ------------
     (or, if applicable, the Equipment with respect to which any Progress Payment Advance pertains) and all of the other Collateral is free and clear of all Lessor Liens attributable to such Certificate Purchaser.

     2.17  Section 12.3(e). Section 12.3(e) of the Lease is amended and restated
           ---------------
to read as follows:

          (e) Lessor Liens. The Equipment being delivered on such Delivery Date
              ------------
     (or, if applicable, the Equipment with respect to which any Progress Payment Advance pertains) and all of the other Collateral is free and clear of all Lessor Liens attributable to Trustee, in its individual capacity, as Trustee or both.

     2.18  Section 12.4(e). Section 12.4(e) of the Lease is amended and restated
           ---------------
to read as follows:

          (e) Lessor Liens.  The Equipment being delivered on such Delivery Date
              ------------
     (or, if applicable, the Equipment with respect to which any Progress Payment Advance pertains) and all of the other Collateral is free and clear of all Lessor Liens attributable to Administrative Agent.

     2.19  Section 14.2(d). Clause (D) of Section 14.2(d) of the Lease is
           ---------------
and restated to read as follows:

     (D) a reduction of the Lease Balance, any Supplement Balance, any Progress Payment Advance or any amount of Rent due hereunder except pursuant to
                                                         ------
     Section 6.1;
     -----------

     2.20  Exhibit D (Form of Delivery Date Notice). Exhibit D (Form of Delivery
           ----------------------------------------
Date Notice) to the Lease is amended, restated and replaced by Exhibit D attached to this Amendment No. 1 as Annex I.
                                    -------


                                  ARTICLE III

                  CONDITIONS TO EFFECTIVENESS, REPRESENTATIONS
                    AND WARRANTIES AND ADDITIONAL COVENANTS

     3.1  Effective Date.  This Amendment No. 1 shall be and become effective as
          --------------
of the date (the "Amendment No. 1 Effective Date") upon the prior or concurrent
                  ------------------------------
satisfaction of each of the conditions precedent set forth in this Section 3.1.
                                                                   -----------

          (a) Execution of Certain Documents.  The Administrative Agent, Trustee
              ------------------------------
and Lessee shall have received counterparts of this Amendment No. 1 duly executed by Lessee, Guarantor, Trustee, Certificate Purchasers, Lead Arranger, and the Agents (or evidence thereof satisfactory to the Administrative Agent).

          (b) Fees.   All reasonable fees and expenses of Sheppard, Mullin,
              ----
Richter & Hampton LLP in connection with the negotiation, execution and delivery of this Amendment No. 1 and the transactions contemplated herein shall have been paid in full.

          (c) Accuracy of Representations and Warranties; No Default.  On the
              ------------------------------------------------------
Amendment No. 1 Effective Date, the Administrative Agent shall have received (with copies for the Trustee and each Certificate Purchaser) certificates of a Responsible Official of Guarantor and Lessee stating that after giving effect to this Amendment No. 1, all of the representations and warranties of Lessee and Guarantor contained in the Lease shall be true and correct on and as of the Amendment No. 1 Effective Date in all material respects as though made on and as of that date and no Default has occurred and is continuing.

          (d) Certificate Purchasers.  The first date on which the
              ----------------------
Administrative Agent shall have received affirmative approvals relative to this Amendment No. 1 from the Certificate Purchasers.

          (e) Legal Details, etc.  The Administrative Agent and its counsel
              ------------------
shall have received (with copies for the Trustee and each Certificate Purchaser) all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 1 shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be satisfactory in form and substance to the Administrative Agent and its counsel.

     3.2  Limitation.  Except as expressly provided hereby, all of the
          ----------
representations, warranties, terms, covenants and conditions of the Lease and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Lease or of any term or provision of any other Operative Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of any of Lessee, Guarantor or any other Person which would require the consent of the Administrative Agent, Trustee or any of the Certificate Purchasers under the Lease or any such other Operative Document or instrument.


                                   ARTICLE IV

                                 MISCELLANEOUS

     4.1  Cross-References.  References in this Amendment No. 1 to any Article
          ----------------
or Section are, unless otherwise specified, to such Article or Section of this Amendment No. 1.

     4.2  Operative Document Pursuant to Lease.  This Amendment No. 1 is an
          ------------------------------------
Operative Document executed pursuant to the Lease and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Lease.

     4.3  Successors and Assigns.  This Amendment No. 1 shall be binding upon
          ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.4  Counterparts, etc.  This Amendment No. 1 may be executed by the
          -----------------
parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     4.5  Governing Law.  THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND
          -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     4.6  Guarantor Affirmation and Consent.  By its signature below, Guarantor
          ---------------------------------
hereby acknowledges and consents to this Amendment No. 1 and the amendments to the Lease provided herein, and the terms and provisions hereof. Guarantor hereby reaffirms as of the Amendment No. 1 Effective Date its covenants and agreements contained in the Guaranty and the Lease, including as such covenants and agreements may be modified by this Amendment No. 1, and further confirms that as of the Amendment No. 1 Effective Date (both before and after giving effect to theeffectiveness to this Amendment No. 1), the Guaranty is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that upon the effectiveness of this Amendment No. 1, all references in the Guaranty to the "Operative Documents", "Lease", "thereunder", "thereof", or words of like import shall mean the Lease, as the case may be, as in effect and amended by this Amendment No. 1.

          4.7  Certificate Purchaser Confirmation.  Execution and delivery to
               ----------------------------------
the Administrative Agent by a Certificate Purchaser of a counterpart to this Amendment No. 1 shall be deemed confirmation by such Certificate Purchaser that
(i) all conditions precedent in Section 3.1 have been fulfilled to the
                                -----------
satisfaction of such Certificate Purchaser and (ii) the decision of such Certificate Purchaser to execute and deliver to the Administrative Agent an executed counterpart to this Amendment No. 1 was made by such Certificate Purchaser independently and without reliance on the Administrative Agent, the Trustee or any other Certificate Purchaser as to the satisfaction of any condition precedent set forth in Section 3.1.
                                 -----------


           [The remainder of this page is intentionally left blank.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                       CIRCUS CIRCUS LEASING, INC.,
                                       as Lessee


                                       By:          MICHAEL S. ENSIGN
                                           ------------------------------------
                                                    Michael S. Ensign,
                                            President, Treasurer and Secretary

                                       CIRCUS CIRCUS ENTERPRISES, INC.,
                                       as Guarantor


                                       By:    GLENN SCHAEFFER
                                           ------------------------------------
                                       Name:  Glenn Schaeffer
                                       Title: President, Chief Financial Officer
                                               & Treasurer

                                       FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity except as expressly set forth
                                       herein, but solely as Trustee


                                       By:         NANCY M. DAHL
                                          -------------------------------------
                                       Name:       Nancy M. Dahl
                                       Title:      Vice President

                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION,
                                      as Administrative Agent and Lead Arranger


                                      By:          CHRISTINA LEE
                                         ---------------------------------------
                                      Name:        Christina Lee
                                      Title:       Vice President

                                       BA LEASING & CAPITAL CORPORATION,
                                       as Certificate Purchaser


                                       By:       SONIA T. DELEN
                                          -------------------------------------
                                       Name:     Sonia T. Delen
                                       Title:    Vice President

                                       PNC LEASING CORP.,
                                       as Syndication Agent and a Certificate
                                       Purchaser


                                       By:       ROBERT L. HEATH
                                          -------------------------------------
                                       Name:     Robert L. Heath
                                       Title:    Vice President

                                       SOCIETE GENERALE FINANCIAL
                                       CORPORATION,
                                       as Documentation Agent and a
                                       Certificate Purchaser


                                       By:       RICHARD W. CRANNELL, JR.
                                           ------------------------------------
                                       Name:     Richard W. Crannell, Jr.
                                       Title:    Vice President

                                       THE BANK OF NOVA SCOTIA,
                                       as Managing Agent and a Certificate
                                       Purchaser


                                       By:        ALAN PENDERGAST
                                           ------------------------------------
                                       Name:      Alan Pendergast
                                       Title:     Relationship Manager

                                       BANK OF SCOTLAND,
                                       as a Certificate Purchaser


                                       By:           ANNIE CHIN TAT
                                           -------------------------------------
                                       Name:         Annie Chin Tat
                                       Title:        Senior Vice President

                                       FLEET BANK N.A.,
                                       as a Certificate Purchaser


                                       By:          JOHN F. CULLMAN
                                           -----------------------------------
                                       Name:        John F. Cullman
                                       Title:       Senior Vice President

                                      KEYBANK NATIONAL ASSOCIATION,
                                      as a Certificate Purchaser


                                      By:       THOMAS A CRANDELL
                                          -------------------------------------
                                      Name:     Thomas A. Crandell
                                      Title:    Vice President

                                       CREDIT LYONNAIS LOS ANGELES BRANCH,
                                       as a Certificate Purchaser


                                       By:     DIANNE M. SCOTT
                                           ------------------------------------
                                       Name:   Dianne M. Scott
                                       Title:  First Vice President & Manager


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       MICHIGAN NATIONAL BANK,
                                       as a Certificate Purchaser


                                       By:             JOHN M. BEBB
                                           ------------------------------------
                                       Name:           John M. Bebb
                                       Title:       Relationship Manager

                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                       LOS ANGELES BRANCH,
                                       as a Certificate Purchaser


                                       By:          STEVEN F. LARSEN
                                          -------------------------------------
                                       Name:        Steven F. Larsen
                                       Title:       Vice President


                                       By:          KARLA WIRTH
                                           -------------------------------------
                                       Name:        Karla Wirth
                                       Title:       Assistant Treasurer